UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number:  811-10575

                  Alliance California Municipal Income Fund, Inc.
                 (Exact name of registrant as specified in charter)

                1345 Avenue of the Americas, New York, New York 10105 (Address of principal executive offices) (Zip code)

                                   Mark R. Manley
                          Alliance Capital Management, L.P.
                            1345 Avenue of the Americas
                              New York, New York 10105
                      (Name and address of agent for service)

            Registrant's telephone number, including area code:  (800) 221-5672

                       Date of fiscal year end: October 31, 2003

                       Date of reporting period: October 31, 2003

ITEM 1.  REPORTS TO STOCKHOLDERS.


[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management


Alliance California Municipal Income Fund

Closed End

Annual Report--October 31, 2003

Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, without charge, upon request by visiting Alliance Capital's web site at www.investor.alliancecapital.com or on the Securities and Exchange Commission's web site at http://www.sec.gov, or by calling Alliance Capital at
(800) 227-4618.

AllianceBernstein Investment Research and Management, Inc., the principal underwriter of the AllianceBernstein mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

December 15, 2003

Annual Report

This report provides management's discussion of fund performance for Alliance California Municipal Income Fund's (the "Fund") annual reporting period ended October 31, 2003.

Investment Objective and Policies
The Fund is a closed-end management investment company designed for investors who seek high current income exempt from regular federal income tax and California income tax. Under normal conditions, the Fund will invest at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal and California income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities.

Investment Results
The following table provides performance data for the Fund and its benchmark, the Lehman Brothers Municipal Bond Index, for the six- and 12-month periods ended October 31, 2003. For comparison, returns for the Lipper California Municipal Debt Funds Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although investment policies and sales and management fees for the various funds may differ.

INVESTMENT RESULTS*
Periods Ended October 31, 2003
                                     Returns
                          6 Months               12 Months
                          --------               ---------
Alliance
California
Municipal
Income Fund
(NAV)                        2.11%                   4.70%

Lehman
Brothers
Municipal
Bond Index                   1.47%                   5.11%

Lipper
California
Municipal
Debt Funds
Average                      1.08%                   5.40%

The Fund's Market Price Per Share on October 31, 2003 was $13.18. For additional Financial Highlights, please see pages 18-19.

* The Fund's investment results are for the periods shown and are based on the Fund's net asset value (NAV) as of October 31, 2003. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results. The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return performance benchmark for the long-term investment grade, tax-exempt bond market. The Lipper California Municipal Debt Funds Average is comprised of closed-end funds with generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Lipper Average included 30 funds for both the six-month and 12-month periods ended October 31, 2003. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance California Municipal Income Fund.


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ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 1

Investment Results
For the six months ended October 31, 2003, the municipal bond market posted positive returns despite municipal rates rising by 0.21%. Over that period, the Fund outperformed its benchmark, the Lehman Brothers Municipal Bond Index. The better relative performance reflected strong returns in both health care related securities and municipal bonds secured by payments from the master settlement agreement (MSA bonds) reached with tobacco manufacturers. These sectors outperformed the overall market. In addition, the Fund's leveraged structure benefited its performance, primarily because of historically low borrowing costs. Over the six-month period, the Fund also outperformed its Lipper peer group as represented by the Lipper Average.

For the 12 months ended October 31, 2003, the municipal market generated positive total returns as interest rates declined for bonds of nearly every maturity. During this time frame, the Fund underperformed its benchmark. This underperformance reflected both the weaker performance of the California municipal bond market in general as well as other factors that impacted the Fund specifically. The relative weakness of the California municipal market is illustrated by the 0.63% trailing performance of the Lehman Brothers California Municipal Bond Index versus the Lehman Brothers Municipal Bond Index (overall market) over the past 12 months. The lagging performance of the Fund largely resulted from price declines on selected issuers during the first six months of the fiscal year. Specifically, health care related and MSA bonds underperformed the general market. In addition, performance was hurt by the Fund's overweight position in California general obligation bonds, which underperformed the market over the past 12 months. The higher income resulting from the Fund's leveraged structure somewhat offset the negative impact of the price declines in the Fund's holdings. The Fund also underperformed its Lipper peer group as represented by the Lipper Average.

Market Review
Since April, municipal bond yields have been volatile, in part due to increased volatility of most fixed income markets. This volatility is shown by the large difference in yield from the high to low points of the market. For example, the difference from peak to trough for bonds with maturities of 30 years was 89 basis points, (0.89%). In addition, the rate movement varied significantly by maturity. Yields for short-term bonds declined by 4 basis points resulting in relative outperformance for short-term bonds since the decline in yield caused their prices to rise. Conversely, long-term bond yields rose by 21 basis points which caused their prices to fall. The relative outperformance of short-term bonds caused the yield difference between long and short bonds, known as the slope of the yield curve, to increase by 25 basis points. Short-term bonds also posted strong performance compared to taxable fixed income. For example, the ratio (the municipal yield divided by Treasury yield) of five-year municipal bond yields to five-year Treasury bond yields declined from 86% to 73%. A declining


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2 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
ratio indicates that municipal bonds are outperforming Treasury bonds. In comparison, the yield ratio for long-term bonds declined only slightly from 96% to 95%.

Several sectors of the municipal market experienced significant changes in relative value over the past six months. In the industrial development sector, municipal bonds backed by airlines recovered strongly as flight activity increased and investors discounted concerns regarding the airlines' financial condition. As mentioned above, MSA bonds also showed improvement in price compared to most other municipal bonds. This resulted, in part, from declining issuance reducing supply pressure. In addition, a number of court rulings favoring the tobacco industry improved the outlook for the sector.

Among the more traditional issuers in the municipal market, state and local governments have just weathered some of the most difficult financial conditions in over a decade. According to the Center on Budget and Policy Priorities, the combined budget deficit of state governments this year was in excess of $70 billion dollars; as required by state law in most cases, all of these budget gaps were closed. The State of California, alone, accounted for approximately $26 billion of the cumulative deficit. The crises faced by state and local issuers, and the market's reactions, have increased the volatility of general obligation bonds and have in some cases provided opportunities to acquire general obligation bonds at cheaper prices than previously available.


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ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 3

PERFORMANCE UPDATE

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND (NAV)
GROWTH OF A $10,000 INVESTMENT
1/29/02*--10/31/03

Alliance California Municipal Income Fund (NAV): $11,198
Lehman Brothers Municipal Bond Index: $11,146

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

                  AllianceBernstein California       Lehman Brothers
                   Municipal Income Fund (NAV)     Municipal Bond Index
-------------------------------------------------------------------------------
 1/29/02*                   $10,000                       $10,000
10/31/02                     10,692                       $10,605
10/31/03                    $11,198                       $11,146


This chart illustrates the total value of an assumed $10,000 investment in Alliance California Municipal Income Fund at net asset value (NAV) (from 1/29/02* to 10/31/03) as compared to the performance of a broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a broad based total return performance benchmark for the long-term investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance California Municipal Income Fund.


* Fund and benchmark data is from the Fund's inception date of 1/29/02.

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4 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS
October 31, 2003


                                          Standard      Principal
                                          & Poor's       Amount
                                          Ratings+       (000)          Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS - 163.1%

Long-Term Municipal Bonds-163.1%
Arizona-3.2%
Arizona Hlth Fac Hosp Rev
(Phoenix Childrens Hosp) Ser 02A
6.00%, 2/15/32(a)                            Ba2       $ 5,000      $3,894,400

California-149.5%
Assoc Bay Area Gov MFHR
(Bijou Woods Apts) FNMA
Ser 01A AMT
5.30%, 12/01/31(a)                           Aaa         2,735       2,758,412
Bellflower Redev Agy MFHR
(Bellflower Terrace) FNMA
Ser 02A AMT
5.50%, 6/01/35                               AAA         3,000       3,101,970
Beverly Hills CA CFD
(Business Triangle) AMBAC
5.00%, 9/01/28                               AAA         1,500       1,512,645
California CFD
(YMCA Metro LA Proj) AMBAC
Ser 01
5.25%, 2/01/32                               AAA         6,295       6,506,134
California Cnty Tobacco Sec Agy
Fresno Cnty Ser 02
6.125%, 6/01/38                              BBB         2,000       1,672,520
California Ed Facs
(Univ of The Pacific) Ser 02
5.375%, 11/01/32(a)                           A2         4,035       4,122,963
California GO
Ser 02
5.25%, 2/01/30                               BBB         5,000       4,929,500
5.25%, 4/01/30                               BBB        10,000       9,858,900
California GO
Ser 03
5.25%, 2/01/24                               BBB         2,000       1,997,360
California GO
Veterans Housing FSA Ser 01
5.60%, 12/01/32                              AAA         1,205       1,226,871
California GO
Veterans Housing MBIA
Ser 01BZ AMT
5.375%, 12/01/24                             AAA         4,000       4,022,320
California Hlth Fac
(Sutter Health) Ser 00A
6.25%, 8/15/35                                A+         5,000       5,364,050


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ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 5

                                          Standard      Principal
                                          & Poor's       Amount
                                          Ratings+       (000)          Value
-------------------------------------------------------------------------------
California Hlth Fac Hosp Rev
(Lucile Salter Packard Hosp)
AMBAC Ser 03C
5.00%, 8/15/22                               AAA       $ 3,295      $3,368,940
California State Dept of Wtr
Ser 02A
5.375%, 5/01/22                             BBB+         4,000       4,078,880
California Statewide Ed Fac
(Bentley School) Ser 01
6.75%, 7/01/32                                NR         8,500       8,595,030
California Statewide Hosp Rev
(Kaiser Permanente) Ser 02
5.50%, 11/01/32                                A         4,000       4,070,880
Chula Vista PCR
(San Diego Gas & Elec)
Ser 92A AMT
6.40%, 12/01/27                               A+         5,000       5,054,950
Cucamonga Sch Dist
Ser 02
5.125%, 6/01/23                               A-           820         789,094
Fontana Pub Fin Auth
(No Fontana Redev Proj) Ser 03A
5.50%, 9/01/32                               AAA         4,800       5,044,992
Golden State
Tobacco Settlement Bonds
Ser 03A-1
6.75%, 6/01/39                               BBB         2,700       2,449,467
Golden State
Tobacco Settlement Bonds
XLCA Ser 03B
5.50%, 6/01/33                               AAA         5,000       5,195,850
Los Angeles Cnty Metro Tran Auth
FGIC Ser 00A
5.25%, 7/01/30                               AAA         4,700       4,846,029
Los Angeles Dept of Wtr & Pwr
Elec Rev FGIC Ser 01A
5.125%, 7/01/41                              AAA        10,000      10,122,400
Los Angeles Spec Tax
(Grand Central Square) AMBAC
Ser 02 AMT
5.375%, 12/01/26                             AAA         6,635       6,645,218
Los Angeles Uni Sch Dist
MBIA Ser 02E
5.125%, 1/01/27                              AAA        10,000      10,255,800
Murrieta Valley Uni Sch Dist CFD
(Rancho Mira Mosa) Ser 02
6.30%, 9/01/24                                NR         1,625       1,648,822
6.375%, 9/01/32                               NR         4,505       4,585,189


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6 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
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                                          Standard      Principal
                                          & Poor's       Amount
                                          Ratings+       (000)          Value
-------------------------------------------------------------------------------

Murrieta Valley Uni Sch Dist CFD
Ser 02 ETM
6.375%, 9/01/32                               NR       $ 1,000      $1,017,800
Murrieta Valley Uni Sch Dist CFD
Ser 02A
6.375%, 9/01/32                               NR         1,500       1,526,700
Napa MFHR
(Vintage at Napa Apts) FNMA
Ser 01A AMT
5.20%, 6/15/34(a)                            Aaa         4,500       4,598,550
Orange Cnty
(San Joaquin Hills Transp)
MBIA Ser 97
5.25%, 1/15/30                               AAA         5,000       5,111,200
Palo Alto Assess Dist
(University Ave Area Off
Street Parking)
Ser 02A
5.875%, 9/02/30                              BBB         8,985       9,167,575
Pomona
AMBAC Ser 03
5.50%, 6/01/34                               AAA         1,640       1,718,917
Port of Oakland
FGIC Series 02L AMT
5.375%, 11/01/27                             AAA         5,000       5,123,500
Rancho Santa Fe CFD #1
(Santa Fe Vly) Ser 00
6.70%, 9/01/30                                NR         2,630       2,752,479
Salinas Valley Sld Waste
(Transfer Station) AMBAC
Ser 02 AMT
5.25%, 8/01/31                               AAA         3,930       3,992,998
San Francisco City & Cnty Arpt Rev
(Int'l Arpt) FGIC Ser 03
5.125%, 5/01/19                              AAA         1,000       1,058,920
San Francisco City & Cnty Arpt Rev
(Int'l Arpt) MBIA Ser 02-28A AMT
5.125%, 5/01/32                              AAA         2,500       2,516,225
San Francisco City & Cnty Lease Rev
(San Bruno Jail #3) AMBAC Ser 00
5.25%, 10/01/33                              AAA         5,000       5,136,600
Sequoia Uni Sch Dist GO
FSA Ser 02
5.125%, 7/01/31(a)                           Aaa         3,270       3,333,405
Stanislaus Cnty
Tobacco Settlement Bonds
Ser 02A
5.875%, 6/01/43(a)                          Baa2         2,500       1,987,575
Temecula Redev Agy
MBIA Ser 02
5.25%, 8/01/36                               AAA         6,270       6,419,477


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ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 7

                                          Standard      Principal
                                          & Poor's       Amount
                                          Ratings+       (000)          Value
-------------------------------------------------------------------------------

Yorba Linda
(Black Gold Golf Course Proj Rev)
Ser 00
7.50%, 10/01/30                               NR       $ 4,500      $4,806,495
                                                                   -----------
                                                                   184,093,602

Puerto Rico-10.4%
Puerto Rico Elec Pwr Auth Rev
XLCA Ser 02-2
5.25%, 7/01/31                               AAA         6,000       6,239,220
Puerto Rico Hwy & Trans Auth
Ser 02D
5.375%, 7/01/36                                A         6,450       6,585,966
                                                                   -----------
                                                                    12,825,186

Total Investments-163.1%
(cost $198,460,023)                                                200,813,188
Other assets less liabilities-2.7%                                   3,340,651
Preferred Stock, at redemption
value-(65.8%)                                                      (81,000,000)

Net Assets Applicable to Common
Shareholders-100%(b)                                              $123,153,839


+  Unaudited

(a) Moody's or Fitch Rating, unaudited.
(b) Portfolio percentages are calculated based on net assets applicable to common shareholders.
Glossary of Terms:
AMBAC   American Municipal Bond Assurance Corporation
AMT     Alternative Minimum Tax - (subject to)
CFD     Community Facilities District
ETM     Escrow to Maturity
FGIC    Financial Guaranty Insurance Company
FNMA    Federal National Mortgage Association
FSA     Financial Security Assurance, Inc.
GO      General Obligation
MBIA    Municipal Bond Investors Assurance
MFHR    Multi-Family Housing Revenue
NR Rating not applied for (comparable in quality to those the fund is permitted to invest in)
PCR     Pollution Control Revenue
XLCA    XL Capital Assurance
See notes to financial statements.


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8 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

STATEMENT OF ASSETS & LIABILITIES
October 31, 2003

Statement of Assets & Liabilities

Assets
Investments in securities, at value (cost $198,460,023)           $200,813,188
Cash                                                                   208,901
Interest receivable                                                  3,209,874
Prepaid expenses                                                       180,697
Total assets                                                       204,412,660
Liabilities
Advisory fee payable                                                    60,369
Dividends payable-preferred shares                                      60,282
Accrued expenses and other liabilities                                 138,170
Total liabilities                                                      258,821
Preferred Stock, at redemption value
   $.001 par value per share; 3,240 shares Auction
   Preferred Stock authorized, issued and outstanding
   at $25,000 per share liquidation preference                      81,000,000
Net Assets Applicable to Common Shareholders                      $123,153,839
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
   1,999,996,760 shares authorized, 8,519,002 shares
   issued and outstanding                                               $8,519
Additional paid-in capital                                         120,705,531
Undistributed net investment income                                  1,917,142
Accumulated net realized loss on investment transactions            (1,830,518)
Net unrealized appreciation of investments                           2,353,165
Net Assets Applicable to Common Shareholders                      $123,153,839
Net Asset Value Applicable to
Common Shareholders
   (based on 8,519,002 common shares outstanding)                       $14.46


See notes to financial statements.


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ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 9

STATEMENT OF OPERATIONS
Year Ended October 31, 2003

Investment Income
Interest                                                          $11,077,502
Expenses
Advisory fee                                        $1,333,874
Auction Preferred Stock-auction
   agent's fees                                        203,353
Audit and legal                                        121,926
Custodian                                               94,915
Printing                                                37,161
Directors' fees and expenses                            32,000
Registration fees                                       26,176
Transfer agency                                         16,477
Miscellaneous                                           40,162

Total expenses                                       1,906,044
Less: expenses waived by the Adviser
   (see Note B)                                       (615,634)

Net expenses                                                       1,290,410

Net investment income                                              9,787,092

Realized and Unrealized Loss
on Investment Transactions
Net realized loss on investment
   transactions                                                   (1,382,341)
Net change in unrealized
   appreciation/depreciation
   of investments                                                 (2,072,340)

Net loss on investment transactions                               (3,454,681)

Dividends to Auction Preferred
Shareholders from
Net investment income                                             (1,055,490)

Net Increase in Net Assets Applicable
   to Common Shareholders Resulting
   from Operations                                                $5,276,921


See notes to financial statements.


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10 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                                                  January 29,
                                               Year Ended          2002(a) to
                                               October 31,         October 31,
                                                 2003                2002
-------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                          $9,787,092           $6,151,337
Net realized loss on investment
   transactions                                (1,382,341)            (448,177)
Net change in unrealized
   appreciation/depreciation
   of investments                              (2,072,340)           4,425,505
Dividends to Auction Preferred
Shareholders from
Net investment income                          (1,055,490)            (664,758)

Net increase in net assets applicable
   to Common Shareholders resulting
   from operations                              5,276,921            9,463,907
Dividends to Common
Shareholders from
Net investment income                          (7,121,845)          (5,179,194)
Common Stock Transactions
Net proceeds from the issuance of
   Common Stock                                        -0-         121,645,750
Preferred offering costs and sales load           (55,638)          (1,008,712)
Reinvestment of dividends resulting in
   the issuance of Common Stock                        -0-              32,645

Total increase (decrease)                      (1,900,562)         124,954,396
Net Assets Applicable to
Common Shareholders
Beginning of period                           125,054,401              100,005
End of period (including undistributed
   net investment income of $1,917,142
   and $307,385, respectively)               $123,153,839         $125,054,401


(a) Commencement of Operations
    See notes to financial statements.


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ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 11

NOTES TO FINANCIAL STATEMENTS
October 31, 2003

NOTE A
Significant Accounting Policies
Alliance California Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to the commencement of operations on January 29, 2002, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 6,667 shares in the amount of $100,005 on January 23, 2002. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their

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12 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Organization Expenses and Offering Costs
Offering costs of $255,500 ($0.03 per common share) were charged to paid-in capital of the Fund at the completion of the initial offering of common shares on January 29, 2002. The Adviser agreed to pay the amount by which the aggregate of all the Fund's organization expenses and all offering costs (other than sales load) exceeded $0.03 per common share.

Additionally, offering costs and sales load of $198,712 and $810,000, respectively, and offering costs of $55,638 were charged to paid-in capital of the Fund in connection with the offering of preferred shares during the period ended October 31, 2002 and the year ended October 31, 2003, respectively.

4. Investment Income and Investment Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. For the fiscal year ended October 31, 2003 there were no permanent differences.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 13

NOTE B
Advisory Fees and Other Transactions with Affiliates
Under the terms of an investment advisory agreement, the Fund pays the Adviser, an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the year ended October 31, 2003, the amount of such fees waived was $615,634.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2003, there was no reimbursement paid to AGIS.

NOTE C
Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2003, were as follows:
                                            Purchases                  Sales
-------------------------------------------------------------------------------

Investment securities (excluding
   U.S. government securities)            $36,372,539             $35,647,784
U.S. government securities                         -0-                     -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost                                                             $198,460,023
Gross unrealized appreciation                                      $4,508,773
Gross unrealized depreciation                                      (2,155,608)
Net unrealized appreciation                                        $2,353,165

NOTE D
Common Stock
The Fund has 1,999,996,760 shares of $.001 par value common stock authorized. There are 8,519,002 shares of common stock outstanding at October 31, 2003, of which the Adviser owns 6,667 shares. In addition to the shares issued to the Adviser, an initial public offering of the Fund's shares resulted in the issuance of 7,800,000 shares during the period ended October 31, 2002. Also, the Fund issued an additional 710,000 shares in connection with the exercise by the underwriters of the over-allotment option during the period ended October 31, 2002. During the period ended October 31, 2002, the Fund issued 2,335 shares in connection with the Fund's dividend reinvestment plan.


-------------------------------------------------------------------------------
14 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

NOTE E
Preferred Stock
The Fund has authorized, issued and outstanding 3,240 shares of Auction Preferred Stock, consisting of 1,620 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M. The dividend rate on the Series M is .85% effective through November 3, 2003. The dividend rate on Series T is 1.62% effective through August 2, 2005.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Distributions To Common Shareholders
The tax character of distributions paid to common shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002 were as follows:

                                                   2003               2002
-------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income                                $8,867             $5,012
   Tax exempt income                           7,112,978          4,526,738

Total distributions paid                      $7,121,845         $4,531,750(a)

As of October 31, 2003, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                                  $1,977,424
Accumulated capital and other losses                             (1,830,518)(b)
Unrealized appreciation/(depreciation)                            2,353,165
Total accumulated earnings/(deficit)                             $2,500,071

(a) Total distributions paid differ from the statement of changes in net assets applicable to common shareholders because for tax purposes dividends are recognized when actually paid.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 15

(b) On October 31, 2003, the Fund had a net capital loss carryforward of $1,830,518 of which $448,177 expires in the year 2010 and $1,382,341 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

NOTE G
Risks Involved in Investing in the Fund
Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of California and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

NOTE H
Legal Proceedings
As has been previously reported in the press, the Staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance Capital Management L.P. ("Alliance Capital"), the Fund's Adviser, provide information to them. Alliance Capital has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see "Subsequent Events" below for a description of the agreements reached by Alliance Capital and the SEC and NYAG in connection with the investigations mentioned above.

In addition, more than thirty private lawsuits have been filed against Alliance Capital and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and


-------------------------------------------------------------------------------
16 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. Management of the Fund's Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

Note I
Subsequent Events
On December 18, 2003, Alliance Capital, the Fund's Adviser, confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance Capital agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to the market timing relationships described in the SEC Order (i.e., relationships Alliance Capital maintained with some investors who were permitted to engage in market timing trades in some of the AllianceBernstein Mutual Funds in return for or in connection with making investments (which were not actively traded) in other Alliance Capital products, including hedge funds and mutual funds, for which Alliance Capital receives advisory fees). According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance Capital agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) Alliance Capital agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that Alliance Capital's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 17

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                       January 29,
                                                                       Year Ended      2002(a) to
                                                                       October 31,     October 31,
                                                                             2003            2002
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.68       $14.33
Income from Investment Operations
Net investment income(b)(c)                                                  1.15          .73
Net realized and unrealized gain (loss) on investment
   transactions                                                              (.40)         .46
Dividends to preferred shareholders from net investment income
   (common stock equivalent basis)                                           (.12)        (.08)
Net increase in net asset value from operations                               .63         1.11
Less: Dividends to common shareholders from
   Net investment income                                                     (.84)        (.61)
Common stock offering costs                                                    -0-        (.03)
Preferred stock offering costs and sales load                                (.01)        (.12)
Net asset value, end of period                                             $14.46       $14.68
Market value, end of period                                                $13.18       $13.78
Discount                                                                    (8.85)%      (6.13)%
Total Return
Total investment return based on:(d)
   Market value                                                              1.67%       (4.08)%
   Net asset value                                                           4.70%        6.93%
Ratios/Supplemental Data:
Net assets applicable to common shareholders, end of period
   (000's omitted)                                                       $123,154     $125,054
Preferred Stock, at redemption value ($25,000 per share
   liquidation preference) (000's omitted)                                $81,000      $81,000
Ratio to average net assets applicable to common
   shareholders of:
   Expenses, net of fee waivers(e)                                           1.04%        1.07%(f)
   Expenses, before fee waivers(e)                                           1.53%        1.53%(f)
   Net investment income, before preferred stock dividends(c)(e)             7.88%        6.69%(f)
   Preferred stock dividends                                                  .85%         .72%(f)
   Net investment income, net of preferred stock dividends(c)                7.03%        5.97%(f)
Portfolio turnover rate                                                        18%          20%
Asset coverage ratio                                                          252%         254%

See footnote summary on page 19.


-------------------------------------------------------------------------------
18 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

(a)Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(b) Based on average shares outstanding.

(c) Net of fees waived by the Adviser.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(e)These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)Annualized.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 19

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance California Municipal Income Fund, Inc.
We have audited the accompanying statement of assets and liabilities of Alliance California Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders and the financial highlights for the year then ended and for the period from January 29, 2002 (commencement of operations) to October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance California Municipal Income Fund, Inc. at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders and the financial highlights for the year then ended and for the period from January 29, 2002 (commencement of operations) to October 31, 2002, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
December 12, 2003,
except for Note I,
as to which the date is
December 23, 2003


FEDERAL TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2003 was $8,167,154.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2003 calendar year on Form 1099-DIV which will be mailed by January 31, 2004.

-------------------------------------------------------------------------------
20 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

ADDITIONAL INFORMATION
(unaudited)


Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 21

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A. c/o Alliance California Municipal Income Fund, P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are, David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.

-------------------------------------------------------------------------------
22 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Robert B. Davidson, III, Senior Vice President
David M. Dowden(2), Vice President
Terrance T. Hults(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas R. Manley, Controller


Custodian
State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent, Dividend Paying
Agent and Registrar
Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

(1) Member of the Audit Committee.

(2) Messrs. Dowden and Hults are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 23

MANAGEMENT OF THE FUND

Board of Directors Information
The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                            PORTFOLIOS
                                                                              IN FUND        OTHER
 NAME, AGE OF DIRECTOR,                 PRINCIPAL                             COMPLEX    DIRECTORSHIPS
       ADDRESS                         OCCUPATION(S)                        OVERSEEN BY     HELD BY
   (YEARS OF SERVICE)                DURING PAST 5 YEARS                     DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#+, 71     Investment adviser and an                      113           None
2 Sound View Drive               independent consultant. He was
Suite 100                        formerly Senior Manager of Barrett
Greenwich, CT 06830              Associates, Inc., a registered
(2)                              investment adviser, with which he
Chairman of the Board            had been associated since prior
                                 to 1998. He was formerly Deputy
                                 Comptroller and Chief Investment
                                 Officer of the State of New York
                                 and, prior thereto, Chief
                                 Investment Officer of the New York
                                 Bank for Savings.

Ruth Block,#+, 73                Formerly Executive Vice President               96           None
500 SE Mizner Blvd.,             and Chief Insurance Officer of The
Boca Raton, FL 33432             Equitable Life Assurance Society
(2)                              of the United States; Chairman
                                 and Chief Executive Officer of Evlico;
                                 Director of Avon, BP (oil and gas),
                                 Ecolab Incorporated (specialty
                                 chemicals), Tandem Financial Group
                                 and Donaldson, Lufkin & Jenrette
                                 Securities Corporation; former
                                 Governor at Large National Association
                                 of Securities Dealers, Inc.

David H. Dievler,#+, 74          Independent consultant. Until                  100           None
P.O. Box 167                     December 1994 he was Senior
Spring Lake, NJ 07762            Vice President of Alliance Capital
(2)                              Management Corporation ("ACMC")
                                 responsible for mutual fund
                                 administration. Prior to joining ACMC
                                 in 1984 he was Chief Financial Officer
                                 of Eberstadt Asset Management since 1968.
                                 Prior to that he was a Senior Manager
                                 at Price Waterhouse & Co. Member of
                                 American Institute of Certified Public
                                 Accountants since 1953.


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24 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

                                                                            PORTFOLIOS
                                                                              IN FUND        OTHER
 NAME, AGE OF DIRECTOR,                 PRINCIPAL                             COMPLEX    DIRECTORSHIPS
       ADDRESS                         OCCUPATION(S)                        OVERSEEN BY     HELD BY
   (YEARS OF SERVICE)                DURING PAST 5 YEARS                     DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin,#+, 61            Consultant. Formerly President of               98            None
P.O. Box 12                      Save Venice, Inc. (preservation
Annandale, NY 12504              organization) from 2001-2002,
(2)                              a Senior Advisor from June 1999
                                 -June 2000 and President of Historic
                                 Hudson Valley (historic preservation)
                                 from December 1989-May 1999. Previously,
                                 Director of the National Academy of
                                 Design and during 1988-1992, he was
                                 Director and Chairman of the Audit
                                 Committee of ACMC.

Dr. James M. Hester, #+,79       President of the Harry Frank                    11            None
25 Cleveland Lane                Guggenheim Foundation, with
Princeton, NJ 08540              which he has been associated
(2 )                             since prior to 1998. He was
                                 formerly President of New York
                                 University and the New York Botanical
                                 Garden, formerly Rector of the United
                                 Nations University and Vice Chairman
                                 of the Board of the Federal Reserve
                                 Bank of New York.

Clifford L. Michel,#+, 64        Senior Counsel of the law firm of               97           Placer
15 St. Bernard's Road            Cahill Gordon & Reindel since                              Dome, Inc.
Gladstone, NJ 07934              February 2001 and a partner of
(2)                              that firm for more than twenty-five
                                 years prior thereto. He is President
                                 and Chief Executive Officer of Wenonah
                                 Development Company (investments) and a
                                 Director of Placer Dome, Inc. (mining).

Donald J. Robinson,#+ 69         Senior Counsel to the law firm of               96            None
98 Hell's Peak Road              Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                 since prior to 1998. Formerly a
(2)                              senior partner and a member of
                                 the Executive Committee of that firm.
                                 He was also a member and Chairman of
                                 the Municipal Securities Rulemaking
                                 Board and Trustee of the Museum of
                                 the City of New York.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 25

                                                                            PORTFOLIOS
                                                                              IN FUND        OTHER
 NAME, AGE OF DIRECTOR,                 PRINCIPAL                             COMPLEX    DIRECTORSHIPS
       ADDRESS                         OCCUPATION(S)                        OVERSEEN BY     HELD BY
   (YEARS OF SERVICE)                DURING PAST 5 YEARS                     DIRECTOR      DIRECTOR
-------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
Marc O. Mayer, ++, 46     Executive Vice President of ACMC     68        None
1345 Avenue of the        since 2001; prior thereto, Chief
Americas                  Executive Officer of Sanford C.
New York, NY 10105        Bernstein & Co., LLC and its
(3 months)                predecessor since prior to 1998.

#  Member of the Audit Committee.
+  Member of the Nominating Committee.
++ Mr. Mayer is an "interested director", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.


-------------------------------------------------------------------------------
26 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

Officer Information
Certain information concerning the Fund's Officers is listed below.

         NAME,                  POSITION(S)                  PRINCIPAL OCCUPATION
  ADDRESS* AND AGE            HELD WITH FUND                  DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------
Kathleen A. Corbet, 43     Senior Vice President     Executive Vice President of Alliance
                                                     Capital Management Corporation
                                                     ("ACMC"),** with which she has been
                                                     associated since prior to 1998.

Robert B. Davidson, III    Senior Vice President     Senior Vice President of ACMC,** with
42                                                   which he has been associated since prior
                                                     to 1998.

David M. Dowden, 38        Vice President            Senior Vice President of ACMC,**
                                                     with which he has been associated since
                                                     prior to 1998.

Terrance T. Hults, 37      Vice President            Vice President of ACMC,** with which he
                                                     has been associated since prior to 1998.

Mark R. Manley, 41         Secretary                 Senior Vice President and Acting General
                                                     Counsel of ACMC,** with which he has been
                                                     associated since prior to 1998.

Mark D. Gersten, 53        Treasurer and Chief       Senior Vice President of AGIS,** and
                           Financial Officer         a Vice President of AllianceBernstein
                                                     Investment Research and Management, Inc.
                                                     ("ABIRM"),** with which he has been
                                                     associated since prior to 1998.

Thomas R. Manley, 52       Controller                Vice President of ACMC, ** with which
                                                     he has been associated since prior to 1998.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.
** ACMC, AGIS and ABIRM are affiliates of the Fund.

-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 27

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

Blended Style Series
U.S. Large Cap Portfolio

Growth Funds

Domestic
Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund+
Technology Fund

Global & International
All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series
Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Value Funds

Domestic
Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International
Global Value Fund
International Value Fund

Taxable Bond Funds
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

Municipal Bond Funds
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Intermediate Municipal Bond Funds
Intermediate California
Intermediate Diversified
Intermediate New York

Closed-End Funds
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II



We also offer Exchange Reserves,++ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.
*  Formerly Growth Investors Fund.
** Formerly Conservative Investors Fund.
+  Quasar Fund changed its name to Small Cap Growth Fund on 11/3/03.
++ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


-------------------------------------------------------------------------------
28 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND

SUMMARY OF GENERAL INFORMATION


Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 29

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672



[LOGO] ALLIANCEBERNSTEIN (SM)
Investment Research and Management

(SM) This service mark used under license from the owner, Alliance Capital Management L.P.

CAMAR1003

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 10(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.

                                                                     July 2003

                             ALLIANCE CAPITAL MANAGEMENT L.P.

                         Statement of Policies and Procedures for
                 Voting Proxies on Behalf of Discretionary Client Accounts

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Corporate Governance: Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.


Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative.
Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.  DESCRIPTION OF EXHIBIT

10 (a) (1)   Code of ethics that is subject to the disclosure of Item 2 hereof

10 (b) (1)   Certification of Principal Executive Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002

10 (b) (2)   Certification of Principal Financial Officer Pursuant to Section
             302 of the Sarbanes-Oxley Act of 2002

10 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance California Municipal Income Fund, Inc.

By:   /s/ Marc O. Mayer
          Marc O. Mayer
          President
Date:     December 30, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
          Marc O. Mayer
          President
Date:     December 30, 2003

By:   /s/ Mark D. Gersten
          Mark D. Gersten
          Treasurer and Chief Financial Officer
Date:     December 30, 2003